Exhibit 10.13
AH Realty Trust, Inc.
Amended and Restated
2013 Equity Incentive Plan

Form of Time-Based LTIP Unit Award Agreement

    THIS TIME-BASED LTIP UNIT AWARD AGREEMENT (this “Agreement”) is made as of  , by and among AH Realty Trust, Inc. (f/k/a Armada Hoffler Properties, Inc.), a Maryland corporation (the “Company” or “General Partner”), AH Realty Trust, LP (f/k/a Armada Hoffler, LP), a Virginia limited partnership (the “Operating Partnership”), and   (“Participant” and, together with the Company and the Operating Partnership, the “Parties”).
Pursuant to the AH Realty Trust, Inc. Amended and Restated 2013 Equity Incentive Plan (as amended, the “Plan”), the Parties desire to enter into this Agreement pursuant to which the Operating Partnership will issue and grant to Participant the number of Time-Based LTIP Units (as defined below) set forth in Section 1(a), below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan and/or, if not defined in the Plan, in the Operating Partnership’s Third Amended and Restated Agreement of Limited Partnership (as amended, the “LP Agreement”).
The Parties agree as follows:
1.Issuance of Time-Based LTIP Units.
(a)Subject to the terms of this Agreement, the Plan and the LP Agreement, in consideration of the agreement by Participant to provide services to or for the benefit of the Operating Partnership, effective as of   (the “Date of Grant”) the Operating Partnership hereby (i) grants to Participant   Time-Based LTIP Units (the “Time-Based LTIP Units”), and (ii) if not already a Limited Partner, admits Participant as a Limited Partner of the Operating Partnership.
(b)The Operating Partnership and Participant acknowledge and agree that the Time-Based LTIP Units are hereby issued to Participant for the performance of services to or for the benefit of the Operating Partnership in his or her capacity as a Limited Partner or in anticipation of Participant becoming a Limited Partner. To the extent not an existing Limited Partner, Participant shall be admitted to the Operating Partnership as an additional Limited Partner with respect to the Time-Based LTIP Units only upon the satisfactory completion of the applicable requirements set forth in the LP Agreement and execution of the joinder agreement attached hereto as Exhibit A. The Time-Based LTIP Units shall have the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein, in the Plan and in the LP Agreement. The issuance of the Time-Based LTIP Units to Participant hereunder is intended to be exempt from registration under the Securities Act pursuant to Regulation D or Section 4(a)(2) of the Securities Act.
(c)Within 30 days after the Date of Grant, Participant will make a timely and effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the Treasury regulations promulgated thereunder in the form of Exhibit B attached hereto. Participant acknowledges that it is Participant’s sole responsibility, and not the Operating

Partnership’s or the Company’s, to file timely and properly an election under Section 83(b) of the Internal Revenue Code and any corresponding provisions of state tax laws, if applicable.
(d)In connection with the issuance of the Time-Based LTIP Units contemplated herein, Participant acknowledges, agrees and represents and warrants to the Company and the Operating Partnership on behalf of Participant and his or her spouse, if applicable, that:
(i)Participant possesses all requisite capacity, power and authority to enter into and perform Participant’s obligations under this Agreement and the LP Agreement.
(ii)Participant is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities Act.
(iii)The Time-Based LTIP Units to be acquired by Participant pursuant to this Agreement will be acquired for Participant’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act or any applicable securities laws, and the Time-Based LTIP Units will not be disposed of in contravention of the Securities Act or any applicable securities laws.
(iv)Participant is employed by, or provides services as a director to, the Company or one of its Affiliates, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Time-Based LTIP Units.
(v)Participant is not relying upon any information, representation or warranty by the Operating Partnership, the Company or any of their Affiliates or any agent of any of the foregoing in deciding to accept the Time-Based LTIP Units, and expressly acknowledges that none of the foregoing Persons has made any representations or warranties to Participant in connection therewith.
(vi)Participant understands that the offering of the Time-Based LTIP Units has not been registered under the Securities Act, and the Time-Based LTIP Units cannot be transferred unless such transfer is registered under the Securities Act or an exemption from such registration is available. The Partnership has made no agreements, covenants or undertakings whatsoever to register the transfer of the Time-Based LTIP Units under the Securities Act. The Partnership has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including, without limitation, any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144 of the Securities Act, will be available.
(vii)Participant is able to bear the economic risk of Participant’s investment in the Time-Based LTIP Units for an indefinite period of time and acknowledges that Participant will be required to do so because the Time-Based LTIP Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.
(viii)Participant has had ample time and opportunity to review this Agreement, the LP Agreement and the other documents referenced herein, ask questions and receive answers concerning the terms and conditions of the offering of Time-Based LTIP Units and has had full access to such other information concerning the Operating Partnership as Participant has requested.

(ix)This Agreement, the LP Agreement and each of the other agreements contemplated hereby constitute the legal, valid and binding obligation of Participant, enforceable in accordance with their respective terms, and the execution, delivery and performance of this Agreement, the LP Agreement and such other agreements by Participant does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Participant is a party or any judgment, order or decree to which Participant is subject.
(x)Except as otherwise expressly provided in the Plan and as determined by the General Partner in its sole and absolute discretion, the Time-Based LTIP Units and any benefits under this Agreement do not create any entitlement to have the Time-Based LTIP Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate or similar transaction affecting the Time-Based LTIP Units.
(xi)Participant understands that (A) there is no current public market for the Time-Based LTIP Units, none is expected to develop and the Time-Based LTIP Units are subject to substantial restrictions on transferability and (B) as a result of such matters and other factors, the Time-Based LTIP Units are difficult to value.
(xii)Participant understands and agrees that (A) the investment in the Operating Partnership involves a high degree of risk, (B) in the future the Time-Based LTIP Units may significantly increase or decrease in value and (C) no guarantees or representations have been made or can be made with respect to the future value of the Time-Based LTIP Units or the future profitability or success of the Operating Partnership, the Company or any of their Affiliates.
(xiii)Participant acknowledges and agrees that (A) the Operating Partnership and its Affiliates have incurred and may incur in the future a substantial amount of senior or other indebtedness and (B) there may be additional issuances of Time-Based LTIP Units or other Partnership Interests in the Operating Partnership after the date hereof and the Partnership Interests of Participant may be diluted in connection with any such issuance, subject to the terms of the LP Agreement.
(xiv)Participant has had the opportunity, and has been advised by the Company, to consult with (A) Participant’s tax counsel as to the U.S. federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement and the LP Agreement and (B) independent legal counsel regarding Participant’s rights and obligations under this Agreement and the LP Agreement and fully understands the terms and conditions contained herein and therein.
(xv)Participant is not relying on the Operating Partnership, the Company or any of their Affiliates’ employees, agents or representatives with respect to the legal, tax, economic, and related considerations of accepting the Time-Based LTIP Units and acknowledges that none of the Operating Partnership, the Company nor any of the their Affiliates’ employees, agents or representatives has made any representations or covenants regarding such tax consequences or benefits.
(xvi)Participant is not acquiring the Time-Based LTIP Units as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine, internet publication or similar media or broadcast over television, radio or the internet or presented at any public seminar or meeting.

(xvii)Prior to the issuance of the Time-Based LTIP Units, unless specified otherwise by the Operating Partnership, Participant shall provide the Operating Partnership with a properly completed United States Internal Revenue Service Form W-9.
2.Vesting and Forfeiture of Time-Based LTIP Units.
(a)The Time-Based LTIP Units are subject to vesting based upon Participant’s continued employment with the Operating Partnership, the Company or an Affiliate (“Continuous Service”).
(b)    Except as otherwise provided in this Section 2, one-third of the Time-Based LTIP Units shall vest on each of the three anniversaries of the Date of Grant (with any fraction of a Time-Based LTIP Unit that would otherwise vest being accumulated and vesting only when a whole Time-Based LTIP Unit has accumulated), in each case, subject to Participant’s Continuous Service from the Date of Grant until such date.
(c)Subject to Section 2(c), unless determined otherwise by the Committee, and unless otherwise set forth in a written agreement between Participant and the Operating Partnership, the Company or an Affiliate, Participant’s right to vest in the Time-Based LTIP Units, if any, will terminate as of the date of termination of Participant’s Continuous Service, and all Unvested Time-Based LTIP Units automatically (without any action by Participant or any of Participant’s transferees) will be forfeited to the Operating Partnership and deemed canceled and no longer outstanding without any payment therefor.
(d)If Participant’s Continuous Service terminates prior to the final vesting date, the Time-Based LTIP Units shall become vested to the extent provided in this Section 2(c).
(e)(i)     Death. All of the Time-Based LTIP Units awarded pursuant to this Agreement (if not sooner vested) shall become vested and nonforfeitable on the date that Participant’s Continuous Service ends if (A) such Continuous Service ends due to Participant’s death and (B) Participant remains in Continuous Service from the Date of Grant until the date such Continuous Service ends.
(f)(ii)     Termination without Cause (including if due to Disability) or with Good Reason. All of the Time-Based LTIP Units awarded pursuant to this Agreement (if not sooner vested) shall become vested and nonforfeitable on the date that Participant’s Continuous Service ends if (A) such Continuous Service is terminated by the Company or an Affiliate without Cause (including, for clarity, if such termination is due to Participant’s disability) or by Participant with Good Reason, and (B) Participant remains in Continuous Service from the Date of Grant until the date such Continuous Service ends.
(g)For purposes of this Agreement, a termination of Participant’s Continuous Service is with “Cause” if such Continuous Service is terminated by action of the Board due to Participant’s (1) failure to perform a material duty or material breach of an obligation under an agreement with the Company or the Operating Partnership or a breach of a material and written Operating Partnership, Company or Affiliate policy other than by reason of mental or physical illness or injury, (2) breach of a fiduciary duty to the

Operating Partnership, the Company or an Affiliate, (3) conduct that is demonstrably and materially injurious to the Operating Partnership, the Company or an Affiliate, materially or otherwise or (4) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude or fraud or dishonesty involving assets of the Operating Partnership, the Company or an Affiliate and that in all cases is described in a written notice from the Board and that is not cured, to the reasonable satisfaction of the Board, within thirty (30) days after such notice is received by Participant.
(h)For purposes of this Agreement, Participant’s resignation is with “Good Reason” if Participant resigns due to (1) the Operating Partnership’s, the Company’s or an Affiliate’s material breach of an agreement with Participant or a direction from the Board that Participant act or refrain from acting which in either case would be unlawful or contrary to a material and written Operating Partnership, Company or Affiliate policy, (2) a material diminution in Participant’s duties, functions and responsibilities to the Operating Partnership, the Company and their Affiliates without Participant’s consent or the Operating Partnership, the Company or an Affiliate preventing Participant from fulfilling or exercising Participant’s material duties, functions and responsibilities to the Operating Partnership, the Company and their Affiliates without Participant’s consent, (3) a material reduction in Participant’s base salary or annual bonus opportunity or (4) a requirement that Participant relocate Participant’s primary location of Continuous Service more than fifty (50) miles from the location of Participant’s principal office on the Date of Grant, without the consent of Participant. Participant’s resignation shall not be a resignation with Good Reason unless Participant gives the Board written notice (delivered within thirty (30) days after Participant knows of the event, action, etc. that Participant asserts constitutes Good Reason), the event, action, etc. that Participant asserts constitutes Good Reason is not cured, to the reasonable satisfaction of Participant, within thirty (30) days after such notice and Participant resigns effective not later than thirty (30) days after the expiration of such cure period.
(i)Upon the occurrence of a Change in Control prior to the vesting or forfeiture of the Time-Based LTIP Units, all of the Time-Based LTIP Units covered by this Agreement (if not sooner vested) shall become vested and nonforfeitable on the Control Change Date, if Participant remains in Continuous Service from the Date of Grant until the Control Change Date. For clarity, references to “Change in Control” in this Agreement are to such term as defined in the Plan, not to the term “Change of Control” as defined in the LP Agreement.
(j)All Time-Based LTIP Units that have become vested in accordance with this Section 2 are referred to herein and in the LP Agreement as “Vested Time-Based LTIP Units,” and all other Time-Based LTIP Units are referred to herein and in the LP Agreement as “Unvested Time-Based LTIP Units.” For clarity, Vested Time-Based LTIP Units and Unvested Time-Based LTIP Units will participate in distributions pursuant to the LP Agreement unless otherwise determined by the Board in its sole discretion.
3.Profits Interest Treatment, Etc.
(a)The Parties intend that (i) the Time-Based LTIP Units be treated as “profits interests” as defined in Internal Revenue Service Revenue Procedure 93-27, as clarified by Revenue Procedure 2001-43 (the “Revenue Procedures”), (ii) the issuance of such Time-

Based LTIP Units not be a taxable event to the Operating Partnership or Participant as provided in such Revenue Procedures, and (iii) the LP Agreement, the Plan and this Agreement be interpreted consistently with such intent. For clarity, notwithstanding anything to the contrary in the LP Agreement, (iv) as of immediately after the Date of Grant, the Time-Based LTIP Units would not give Participant a share of the proceeds if the Operating Partnership’s assets were sold at fair market value and the proceeds of such disposition were distributed in complete liquidation of the Operating Partnership, but will give the holder a right to share in the profits and appreciation in the value of the Operating Partnership from the Date of Grant forward, as specifically provided in the LP Agreement and this Section 3, and (v) Participant shall make no contribution of capital to the Partnership in connection with the issuance of the Time-Based LTIP Units and, as a result, Participant’s Capital Account balance in the Operating Partnership immediately after receipt of the Time-Based LTIP Units shall be equal to zero, unless Participant was a Partner in the Partnership prior to such issuance, in which case Participant’s Capital Account balance shall not be increased as a result of his or her receipt of the Time-Based LTIP Units. In furtherance of the foregoing but unless otherwise determined by the General Partner, effective immediately prior to the Date of Grant, the Operating Partnership shall revalue all Operating Partnership assets to their respective gross fair market values, and make the resulting adjustments to the Capital Accounts of the Partners, in each case, as set forth in the LP Agreement. The Operating Partnership and its Partners shall (vi) treat the Time-Based LTIP Units as outstanding for U.S. federal income tax purposes, (vii) treat Participant as a “partner” for U.S. federal income tax purposes with respect to such Time-Based LTIP Units, and (viii) file all tax returns and reports consistently with the foregoing, and neither the Operating Partnership nor any of its Partners shall deduct any amount (as wages, compensation or otherwise) for the fair market value of such Time-Based LTIP Units for U.S. federal income tax purposes, unless, in each case, the Operating Partnership determines, in its discretion, applicable law requires otherwise.
(b)Notwithstanding any provision herein or in the LP Agreement to the contrary, for any taxable year in which distributions are actually made on the Time-Based LTIP Units, the General Partner, in its sole and absolute discretion, may allocate appropriate items of income or gain accrued and realized following the Date of Grant to Participant to avoid causing the Capital Account relating to the Time-Based LTIP Units to become negative as a result of such distributions (after taking into account all other allocations tentatively made pursuant to the LP Agreement) and otherwise to preserve the treatment of such Time-Based LTIP Units as “profits interests.” To the extent Participant receives a distribution with respect to the Time-Based LTIP Units in excess of the portion of its Capital Account attributable to such Time-Based LTIP Units, such excess may be treated by the Operating Partnership, in the sole and absolute discretion of the General Partner, as a “guaranteed payment” within the meaning of Section 707(c) of the Code.
(c)Notwithstanding any provision herein or in the LP Agreement to the contrary, allocations of Liquidating Gains, Profit and Loss and other items of income, gain, loss, deduction and credit with respect to the Time-Based LTIP Units shall be restricted to ensure such allocations consist only of income and gain arising after the issuance of such Time-Based LTIP Units and otherwise to the extent the General Partner determines, in its sole and absolute discretion, necessary or appropriate to preserve the treatment of such Time-Based LTIP Units as “profits interests”.
(d)Notwithstanding any provision herein or in the LP Agreement to the contrary, in the General Partner’s sole and absolute discretion, distributions on a Time-Based LTIP Unit may be adjusted (including deferred or permanently reduced) as necessary to ensure the amount apportioned to each such Time-Based LTIP Unit does not exceed the amount attributable to Operating Partnership net income or gain allocated with respect to such Time-

Based LTIP Unit and realized after the Date of Grant and to otherwise preserve the treatment of such Time-Based LTIP Unit as a “profits interest”.
(e)Notwithstanding any provision herein or in the LP Agreement to the contrary, in connection with any repurchase or forfeiture of Time-Based LTIP Units, the balance of the portion of the Capital Account of Participant that is attributable to such Time-Based LTIP Units shall be reduced, to the greatest extent possible, by the amount, if any, by which it exceeds the target balance contemplated by Section 5.01(g) of the LP Agreement, calculated with respect to Participant’s remaining Time-Based LTIP Units, if any. Such reduction shall be accomplished in such manner as the General Partner determines, in its sole and absolute discretion, including a reduction with or without a reallocation of such amount among other Partners, special allocations of items of income, gain, loss or deduction (including pursuant to finalized Treasury Regulations), a “book down” in the value of Operating Partnership assets in the amount of such reduction, or a combination of the foregoing.
(f)To the extent necessary or appropriate as determined by the General Partner, in entering into this Agreement the General Partner may consider all or any portion of the provisions of this Section 3 an amendment of the LP Agreement pursuant to the terms thereof.
4.Transferability.
(a)The Time-Based LTIP Units are subject to the transfer restrictions contained in the LP Agreement. Notwithstanding any other provision of this Agreement or the LP Agreement, without the consent of the Committee (which it may give or withhold in its sole discretion), Participant shall not convert the Time-Based LTIP Units into Common Units, or Transfer the Time-Based LTIP Units (whether vested or unvested), including by means of a redemption of such Time-Based LTIP Units by the Operating Partnership, until the earlier of (a) the occurrence of, and in connection with, a Change of Control (as that term is defined in the LP Agreement), or such earlier time as is necessary in order for the Grantee to participate in such Change of Control transaction with respect to the Time-Based LTIP Units and receive the consideration payable with respect thereto in connection with such Change of Control, and (b) the expiration of the two (2) year period following the Date of Grant, other than by will or the laws of descent and distribution.
(b)In addition, during the one (1)-year period beginning as of the applicable vesting date of the Time-Based LTIP Units, the Time-Based LTIP Units that vested on such vesting date (and any Common Units, shares of Common Stock, or other securities into which such Time-Based LTIP Units may be converted (“Convertible Securities”)) may not be transferred, and neither may the Time-Based LTIP Units that vested on such vesting date (and Convertible Securities) be made subject to execution, attachment, or similar process; provided, however, that the foregoing transfer restriction (i) shall not prohibit the Participant from exchanging or otherwise disposing of the Time-Based LTIP Units (and any Convertible Securities) in connection with a Change in Control or other transaction in which Time-Based LTIP Units or other securities held by other Limited Partners (as defined in Operating Partnership’s partnership agreement) or Company shareholders, as applicable, are required to be exchanged or otherwise disposed; and (ii) shall cease to apply to Participant’s vested Time-Based LTIP Units (and any Convertible Securities) upon termination of Participant’s Continuous Service due to death or disability.
5.Responsibility for Taxes and Withholding.
(a)By accepting the Time-Based LTIP Units, Participant acknowledges that, regardless of any action taken by the Operating Partnership, the Company or any Affiliate, the

ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax or other tax-related items related to the Time-Based LTIP Units and legally applicable to Participant (the “Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld (if any) by the Operating Partnership, the Company or any Affiliate. Participant further acknowledges that the Operating Partnership, the Company and their Affiliates (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Time-Based LTIP Units, including, but not limited to, the grant, vesting, conversion or other disposition of the Time-Based LTIP Units and the receipt of any payments in respect of the Time-Based LTIP Units; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Time-Based LTIP Units to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, as applicable, Participant acknowledges that the Operating Partnership, the Company and their Affiliates may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Participant agrees to pay to the Operating Partnership, the Company or an Affiliate any amount of Tax-Related Items that the Operating Partnership, the Company or such Affiliate may be required to withhold or account for as a result of the Time-Based LTIP Units that cannot be satisfied by the means described in this Section.
(b)Participant authorizes the Operating Partnership, the Company and their Affiliates, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from Participant’s wages or other cash compensation paid to Participant by the Operating Partnership, the Company or any Affiliate; (ii) Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or (iii) any other arrangement approved by the Committee and permitted under applicable law. Withholding for Tax-Related Items will be made in accordance with Section 14.05 of the Plan and such rules and procedures as may be established by the Committee.
6.General Provisions.
(a)No Entitlements. The issuance of the Time-Based LTIP Units acquired hereunder, and the income and value of the same, are not part of normal or expected compensation for the purpose of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments. Participant acknowledges and agrees that neither the issuance of the Time-Based LTIP Units to Participant nor any provision contained herein shall entitle Participant to remain in Continuous Service or affect the right of the Operating Partnership, the Company and their Affiliates to terminate Participant’s Continuous Service at any time for any reason.
(b)Plan and LP Agreement Control. The Time-Based LTIP Units are issued pursuant to the Plan and the LP Agreement and they are subject to the terms thereof. In the event of any conflict between this Agreement and the terms of the Plan or the LP Agreement, except as expressly provided otherwise in this Agreement, the terms of the Plan and the LP Agreement shall control.
(c)Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
(d)Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging means (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.
(e)Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Participant, the Operating Partnership, the Company and their respective successors and assigns (including subsequent holders of Time-Based LTIP Units); provided that the rights and obligations of Participant under this Agreement shall not be assignable without the prior written consent of the Operating Partnership or the Company except in connection with a permitted transfer of Time-Based LTIP Units under the LP Agreement.
(f)Governing Law.   This Agreement shall be governed by the laws of the State of Maryland except to the extent that Maryland law would require the application of the laws of another State.
(g)Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Board (or the Committee) and Participant.
(h)No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
(i)Clawback Policy. The Time-Based LTIP Units, and any amounts earned hereunder, shall be subject to the Company’s Compensation Recoupment Policy, as may be amended from time to time, and any other clawback or similar policy of the Company, in each case, to the extent such policies are applicable to the Time-Based LTIP Units.
* * * * *

IN WITNESS WHEREOF, the Parties have executed this Time-Based LTIP Unit Award Agreement on the date first written above.
AH REALTY TRUST, INC.
By:    ______________________________
Name:
Its:

AH REALTY TRUST, LP
By:    ______________________________
Name:
    Its:

[NAME OF PARTICIPANT]

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Exhibit A
JOINDER AGREEMENT
The undersigned is executing and delivering this Joinder Agreement pursuant to the Third Amended and Restated Agreement of Limited Partnership of AH Realty Trust, LP (as amended, the “LP Agreement”), by and among AH Realty Trust, LP (f/k/a Armada Hoffler, LP), a Virginia limited partnership (the “Operating Partnership”), and the other persons signatories thereto.
By executing and delivering this Joinder Agreement to the Operating Partnership, the undersigned hereby agrees to become a party to, to be bound by and to comply with the provisions of the LP Agreement in the same manner as if the undersigned were an original signatory to the LP Agreement.
Accordingly, the undersigned has executed and delivered this Joinder Agreement as of  .

By: ____________________________
Print Name: _____________________

Exhibit B

ELECTION TO INCLUDE EQUITY INTEREST
IN GROSS INCOME PURSUANT TO
SECTION 83(b) OF THE INTERNAL REVENUE CODE
On   (the “Grant Date”), the undersigned acquired partnership interests (the “LTIP Units”) in AH Realty Trust, LP (f/k/a Armada Hoffler, LP), a Virginia limited partnership (the “Company”) for $0.00. Under certain circumstances, the LTIP Units will be cancelled and forfeited for no payment should the undersigned cease to be employed by or otherwise provide services to the Company and its Affiliates. The LTIP Units are subject to substantial risk of forfeiture and are non-transferable.
        Based on current Treasury Regulation §1.721-1(b), Proposed Treasury Regulation §1.721-1(b)(1), and Revenue Procedures 93-27 and 2001-43, the undersigned does not believe the issuance of the LTIP Units to the undersigned is subject to the provisions of §83 of the Internal Revenue Code (the “Code”). In the event that the issuance is so treated, however, the undersigned desires to make an election to have the receipt of the LTIP Units taxed under the provisions of Code §83(b) at the time the undersigned acquired the LTIP Units.

        Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the LTIP Units, to report as taxable income for the calendar year    the excess (if any) of the value of the LTIP Units on the Grant Date, determined without regard to lapse restrictions and in accordance with the principles of Rev. Proc. 93-27, over the purchase price thereof.

The following information is supplied in accordance with Treasury Regulation § 1.83-2(e):
1.The name, address and social security number of the undersigned:

Name:
Address:
Soc. Sec. No.: ___________
2.A description of the property with respect to which the election is being made:   of the Company’s LTIP Units, which are partnership interests that are intended to qualify as profits interests under the Code.
3.The date on which the LTIP Units were transferred to the undersigned is the Grant Date. The taxable year for which such election is made:  .
4.The restrictions to which the property is subject: In the event the undersigned ceases to be employed by, or provide services to, the Company and/or its Affiliates for certain reasons, the unvested portion of the LTIP Units will be forfeited for no payment.
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Exhibit B
5.The fair market value on the Grant Date of the property with respect to which the election is being made, determined without regard to any lapse restrictions and in accordance with Revenue Procedure 93-27: $0.00.
6.The amount paid or to be paid for such property: $0.00.
The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of this election will be furnished to the person for whom the services were performed. The undersigned is the person performing the services in connection with which the property was transferred.
Dated: _________________
By: ____________________________
Print Name: _____________________